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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-81151



                       SUPPLEMENT TO THE PROSPECTUS OF
                          MORGAN STANLEY DEAN WITTER
                      DEVELOPING GROWTH SECURITIES TRUST
                           DATED NOVEMBER 29, 1999

   The second paragraph under the section of the Prospectus entitled "FUND MANAGEMENT" is hereby replaced by the following:

    The Fund's portfolio is managed within the Investment Manager's Growth Group. Armon Bar-Tur, a Vice President of the Investment Manager, has been the Fund's primary portfolio manager since July 1999. Mr. Bar-Tur has been a portfolio manager with the Investment Manager since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management. Co-management has been provided by John Roscoe, a Vice President of the Investment Manager, since May 2000. Mr. Roscoe has been a portfolio manager with the Investment Manager since December 1997, prior to which time he was an equity analyst at Rockefeller and Company, Inc.

May 22, 2000